UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 27, 2010
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

7201 West Friendly Avenue	27410
Greensboro, North Carolina	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (336) 294-4410
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On October 27, 2010, Unifi, Inc. (the “Registrant”) issued a press release announcing its preliminary operating results for its first fiscal quarter ended September 26, 2010, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     On October 27, 2010, the Registrant held its 2010 Annual Meeting of Shareholders (the “Annual Meeting”). The following are the voting results on each matter submitted to the Registrant’s shareholders at the Annual Meeting.
     Proposal 1: Election to the Registrant’s Board of Directors. The Registrant’s shareholders elected the following nine nominees as directors:

Name	For	Withheld	Broker Non-Votes
William J. Armfield, IV	40,733,483	1,421,776	11,856,468
R. Roger Berrier, Jr.	41,750,532	404,727	11,856,468
Archibald Cox, Jr.	41,730,089	425,170	11,856,468
William L. Jasper	41,749,132	406,127	11,856,468
Kenneth G. Langone	41,316,570	838,689	11,856,468
George R. Perkins, Jr.	41,730,385	424,874	11,856,468
William M. Sams	41,488,598	666,661	11,856,468
G. Alfred Webster	40,842,006	1,313,253	11,856,468
Stephen Wener	41,751,195	404,064	11,856,468
     Proposal 2: Approval of amendment to the Registrant’s Restated Certificate of Incorporation to effect a reverse stock-split of the Registrant’s common stock at a reverse stock split ratio of 1-for-3 (the “Reverse Stock Split”). The Registrant’s shareholders approved the Reverse Stock Split by the following vote:

For	Against	Abstentions
48,566,572	5,440,049	5,106
ITEM 7.01. REGULATION FD DISCLOSURE.
     On October 28, 2010, the Registrant will host a conference call to discuss its preliminary operating results for its first fiscal quarter ended September 26, 2010. The slide package prepared for use by executive management for this presentation is attached hereto as Exhibit 99.2. All of the information in the presentation is presented as of October 28, 2010, and the Registrant does not assume any obligation to update such information in the future.
     The information included in the preceding paragraph, as well as the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 8.01. OTHER EVENTS.
     On October 27, 2010, the Registrant issued a press release announcing its preliminary operating results for its first fiscal quarter ended September 26, 2010, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Pursuant to the approval by the Registrant’s shareholders of the Reverse Stock Split as described above, the Registrant’s Board of Directors has authorized the Registrant to file a certificate of amendment to its Restated Certificate of Incorporation implementing the Reverse Stock Split, which is anticipated to be effective November 3, 2010.
     The Registrant’s common stock, which currently trades on the New York Stock Exchange Inc. (the “NYSE”), is expected to trade on the NYSE on a post-split basis when the markets open on the business day immediately following the day on which the Reverse Stock Split is effective. The post-split shares would continue to trade on the NYSE under the symbol “UFI” but would be assigned a new CUSIP number.
Forward Looking Statements
     Certain statements included herein contain forward-looking statements within the meaning of federal securities laws with respect to the expected effectiveness of the Reverse Stock Split that are based on management’s current expectations and estimates. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and often beyond the Registrant’s control. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. The Registrant undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause the actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the ability to obtain government approvals related to the filing of the Registrant’s amendment to its Restated Certificate of Incorporation, approval by the NYSE of the Registrant’s listing application covering the post-split shares, or general domestic and international economic and industry conditions in the markets where the Registrant competes.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated October 27, 2010 with respect to the Registrant’s preliminary operating results for its fiscal quarter ended September 26, 2010.

99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on October 28, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.
By:	/s/ CHARLES F. MCCOY
Charles F. McCoy
Vice President, Secretary and General Counsel

Dated: October 28, 2010

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated October 27, 2010 with respect to the Registrant’s preliminary operating results for its fiscal quarter ended September 26, 2010.

99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on October 28, 2010.